Ex.-99.h.2.ii

AMENDMENT NO. 32
to
SCHEDULE A
of
DELAWARE INVESTMENTS FAMILY OF FUNDS
FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds	Delaware Group Income Funds
Delaware Diversified Income Fund	Delaware Corporate Bond Fund
Delaware U.S. Growth Fund	Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware Group Cash Reserve	Delaware High-Yield Opportunities Fund
Delaware Cash Reserve Fund
Delaware Group Limited-Term Government Funds
Delaware Group Equity Funds I	Delaware Limited-Term Government Fund
Delaware Balanced Fund
Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds II	Delaware Tax-Free Pennsylvania Fund
Delaware Large Cap Value Fund
Delaware Value Fund	Delaware Group Tax Free Fund
Delaware Tax-Free USA Fund
Delaware Group Equity Funds III	Delaware Tax-Free USA Intermediate Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund	Delaware Group Tax Free Money Fund
Delaware Trend Fund	Delaware Tax-Free Money Fund

Delaware Group Equity Funds IV	Delaware Investments Municipal Trust
Delaware Growth Opportunities Fund	Delaware Tax-Free Florida Insured Fund
Delaware Large Cap Growth Fund
Delaware Pooled Trust
Delaware Group Equity Funds V	The All-Cap Growth Equity Portfolio
Delaware Dividend Income Fund	The Core Focus Fixed Income Portfolio
Delaware Small Cap Core Fund	The Core Plus Fixed Income Portfolio
Delaware Small Cap Value Fund	The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio
The Focus Smid-Cap Growth Equity Portfolio
Delaware Group Foundation Funds	The Global Fixed Income Portfolio
Delaware Aggressive Allocation Portfolio	The High-Yield Bond Portfolio
Delaware Conservative Allocation Portfolio	The Intermediate Fixed Income Portfolio
Delaware Moderate Allocation Portfolio	The International Equity Portfolio
The International Fixed Income Portfolio
Delaware Group Global & International Funds	The Labor Select International Equity Portfolio
Delaware Emerging Markets Fund	The Large-Cap Growth Equity Portfolio
Delaware Global Value Fund	The Large-Cap Value Equity Portfolio
Delaware International Value Equity Fund	The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
Delaware Group Government Fund	The Real Estate Investment Trust Portfolio II
Delaware American Government Bond Fund	The Small-Cap Growth Equity Portfolio
(To be renamed Delaware Core Plus Bond Fund
January 31, 2007)
Delaware Inflation Protected Bond Fund	The Smid-Cap Growth Equity Portfolio

Delaware VIP Trust	Voyageur Intermediate Tax Free Funds
Delaware VIP Balanced Series	Delaware Tax-Free Minnesota Intermediate Fund
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series	Voyageur Mutual Funds
Delaware VIP Diversified Income Series	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware VIP Emerging Markets Series	Delaware National High-Yield Municipal Bond Fund
Delaware VIP Global Bond Series	Delaware Tax-Free California Fund
Delaware VIP Growth Opportunities Series	Delaware Tax-Free Idaho Fund
Delaware VIP High Yield Series	Delaware Tax-Free New York Fund
Delaware VIP International Value Equity Series
Delaware VIP REIT Series	Voyageur Mutual Funds II
Delaware VIP Select Growth Series	Delaware Tax-Free Colorado Fund
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series	Voyageur Mutual Funds III
Delaware VIP U.S. Growth Series	Delaware Large Cap Core Fund
Delaware VIP Value Series	Delaware Select Growth Fund

Voyageur Insured Funds	Voyageur Tax Free Funds
Delaware Tax-Free Arizona Insured Fund	Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund

Dated as of January 9, 2007

DELAWARE SERVICE COMPANY, INC.		DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
By:	/s/ Richard Salus	DELAWARE GROUP EQUITY FUNDS II
Name:	Richard Salus	DELAWARE GROUP EQUITY FUNDS III
Title:	Senior Vice President/Chief Financial	DELAWARE GROUP EQUITY FUNDS IV
	Officer	DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE INVESTMENTS MUNICIPAL TRUST
DELAWARE POOLED TRUST
DELAWARE VIP TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

		By:	/s/ Patrick P. Coyne
		Name:	Patrick P. Coyne
		Title:	President/Chief Executive Officer